                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               DATE OF REPORT:
                      (DATE OF EARLIEST EVENT REPORTED)

                               APRIL 11, 1996



                               SUMMIT BANCORP.
            ----------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEW JERSEY              1-6451           22-1903313
       ------------------------   ------------  ---------------------
        (STATE OR OTHER JURIS-    (COMMISSION       (IRS EMPLOYER
        DICTION OF INCORPORATION    FILE NO.)     IDENTIFICATION NO.)
        OR ORGANIZATION)


                     301 CARNEGIE CENTER, P.O. BOX 2066,
                      PRINCETON, NEW JERSEY 08543-2066
           ------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 987-3200
                                                         --------------


    ---------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS

The Registrant hereby voluntarily files with the Commission certain exhibits referred to in the rules of the Commission promulgated at Item 601 of Regulation S-K regarding exhibits to Annual Reports on Form 10-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Exhibit Number            Description
- --------------            -----------
(4)   E. (i)              Fiscal and Paying Agency Agreement, dated as of June 30, 1993, between Summit Bank, as issuer, and Summit
                          Bank, as fiscal and paying agent acting through its Trust Department, relating to $50,000,000 of 6 3/4%
                          Subordinated Notes due June 15, 2003 of Summit Bank.

         (ii)             Specimen of Global Certificate for 6 3/4% Subordinated Notes due June 15, 2003 of Summit Bank.

 (10) E.                  Supplemental Executive Retirement Plan of The Summit Bancorporation.

      Q. (i)              Twenty-five year real property lease, dated June 5, 1990, between Summit Bancorp. (under name of predecessor corporation The Summit Bancorporation) and Hartz Mountain Industries, Inc. for data processing and operations center located in Cranford, New Jersey.

         (ii)             Lease Modification Agreement, dated February 22, 1995 and effective October 1, 1994, between Summit
                          Bancorp. (under name of predecessor corporation The Summit Bancorporation) and Hartz Mountain Industries,
                          Inc. relating to the twenty-five year lease for data processing and operations center in Cranford, New
                          Jersey.





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                                   SIGNATURE




         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: April 11, 1996                        SUMMIT BANCORP.



                                            By: /s/  Dennis A. Williams
                                               ------------------------------
                                                     Dennis A. Williams
                                                     Senior Vice President





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
                                 EXHIBIT INDEX


Exhibit Number            Description
- --------------            -----------
(4)   E. (i)              Fiscal and Paying Agency Agreement, dated as of June 30, 1993, between Summit Bank, as issuer, and Summit
                          Bank, as fiscal and paying agent acting through its Trust Department, relating to $50,000,000 of 6 3/4%
                          Subordinated Notes due June 15, 2003 of Summit Bank.

         (ii)             Specimen of Global Certificate for 6 3/4% Subordinated Notes due June 15, 2003 of Summit Bank.

(10)  E.                  Supplemental Executive Retirement Plan of The Summit Bancorporation.

      Q. (i)              Twenty-five year real property lease, dated June 5, 1990, between Summit Bancorp. (under name of predecessor corporation The Summit Bancorporation) and Hartz Mountain Industries, Inc. for data processing and operations center located in Cranford, New Jersey.

         (ii)             Lease Modification Agreement, dated February 22, 1995 and effective October 1, 1994, between Summit
                          Bancorp. (under name of predecessor corporation The Summit Bancorporation) and Hartz Mountain Industries,
                          Inc. relating to the twenty-five year lease for data processing and operations center in Cranford, New
                          Jersey.





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